Exhibit 99.2

CONSENT OF ROBERT A. STANGER & CO., INC.

Carey Watermark Investors 2 Incorporated:

We hereby consent to the references to our firm and description of our role in the estimates of the fair market value of the Carey Watermark Investors 2 Incorporated’s (the “Company”) mortgage debt encumbering its real estate portfolio as of December 31, 2015, included in this Current Report on Form 8-K, as amended (the “Current Report”), and incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-196681) and the related prospectus included therein.

/s/ Robert A. Stanger & Co., Inc.

Robert A. Stanger & Co., Inc.